UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025 (April 21, 2025)

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU	NYSE American LLC
	EFR	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Nathan Bennett, who served as the Company's Chief Accounting Officer/Interim Chief Financial Officer from January 1, 2024 to April 21, 2025, was appointed as Chief Financial Officer of the Company effective April 21, 2025.

Mr. Bennett, age 44, previously served as the Company's Corporate Controller from August 25, 2022 through December 31, 2023. Prior to his employment with the Company, he served as Controller of Antero Midstream Corporation ("Antero") from December 2013 to August 2022 where he led the accounting, treasury and financial reporting functions and the successful closing of two initial public offerings in 2014 (Antero Midstream Partners LP) and 2017 (Antero Midstream GP LP). Prior to Antero, Mr. Bennett held various positions within the assurance practice at PricewaterhouseCoopers, LLP in Denver, Colorado from December 2010 to December 2013 and previously in Houston, Texas from January 2007 to December 2010 serving clients in the energy industry. Mr. Bennett holds a Bachelor of Science in Accounting degree, as well as a Master of Accounting degree, both from Utah State University, and is a Certified Public Accountant licensed in the State of Colorado.

There are no family relationships existing between Mr. Bennett and any executive officer or director of the Company. Mr. Bennett is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

There is no material plan, contract or arrangement (whether or not written) entered into between the Company and Mr. Bennett relating to his appointment as the Company's Chief Financial Officer, and, as of this Current Report, Mr. Bennett has not received any grant or award or any modification thereto under any such plan, contract or arrangement in connection with his appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

April 25, 2025	By: /s/ David C. Frydenlund
David C. Frydenlund
Executive Vice President, Chief Legal Officer and Corporate Secretary